SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended
Sep. 30, 2022
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

The accounting policies and calculation methods applied in the preparation of the condensed consolidated interim financial statements are consistent with those applied in the preparation of the annual financial statements as of December 31, 2021 and for the year then ended.

Recently issued accounting pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, “Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” In addition, in January 2021, the FASB issued ASU 2021-01, “Reference Rate Reform (Topic 848) - Scope.” The amendments in these ASUs apply to all entities that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. Together, these ASUs provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, except for hedging relationships existing as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. These ASUs were effective upon issuance and may be applied prospectively to contract modifications and hedging relationships entered into or evaluated through December 31, 2022. The adoption of this standard did not have material impact on the Company’s consolidated financial statements.

In November 2021, the FASB issued ASU 2021-10, “Government Assistance (Topic 832): Disclosures by Business Entities About Government Assistance.” ASU 2021-10 requires disclosures about transactions with a government that have been accounted for by a grant or contribution accounting model to increase transparency about the types of transactions, the accounting for the transactions, and the effect on the financial statements. The ASU is an annual disclosure effective for fiscal years beginning after December 15, 2021 and will be applied on a prospective basis. The Company is currently evaluating the impact this new standard will have on the consolidated financial statements and related disclosures but does not believe there will be a material impact.

Net Loss Per Share

VBL complies with accounting and disclosure requirements of FASB Accounting Standards Codification (“ASC”) Topic 260, “Earnings Per Share.” Basic loss per share of common stock is computed by dividing the net loss by the weighted average number of ordinary shares (including fully vested restricted stock units (“RSUs”), performance stock units (“PSUs”) and pre-funded warrants) outstanding during the period. Due to the existence of ordinary shares subject to possible redemption, the Company follows the two-class method in calculating loss per share. In computing diluted earnings per share, basic earnings per share are adjusted to take into account the potential dilution that could occur upon the exercise of options and non-vested RSUs and PSUs, using the treasury stock method.

Accretion associated with the ordinary shares subject to possible redemption is excluded from loss per ordinary share.

Potentially dilutive securities have been excluded from VBL’s computation of net loss per share as such securities would have been anti-dilutive. There were 10,452,173 ordinary shares underlying outstanding options, RSUs and warrants at September 30, 2022, and 17,202,734 ordinary shares underlying outstanding options and warrants at September 30, 2021.